Exhibit (d.)

Investment Advisory Contracts

INVESTMENT MANAGEMENT AGREEMENT

This Agreement, made as of this 1st day of November 1996, by and between Sit Large Cap Growth Fund, Inc., a Minnesota corporation (the “Fund”), and Sit Investment Associates, Inc., a Minnesota corporation (“SIA”).

WITNESSETH:

1.	INVESTMENT MANAGEMENT SERVICES.

(a)       The Fund hereby engages SIA, and SIA hereby agrees to act, as investment adviser for, and to manage the investment of the assets of, the Fund.

(b)       The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement and current Prospectus and the Statement of Additional Information of the Fund and shall conform to the policies and purposes of the Fund as set forth in such documents and as interpreted from time to time by the Fund’s Board of Directors. Within the framework of the Fund’s investment policies, and except as otherwise permitted by this Agreement, SIA shall have the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. SIA shall report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of SIA to the Fund’s investment policies.

(c)       SIA shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties hereunder. SIA shall arrange, if requested by the Fund, for officers or employees of SIA to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

(d)       SIA hereby acknowledges that all records pertaining to the Fund’s investments are the property of the Fund, and in the event that a transfer of investment management services to someone other than SIA should ever occur, SIA will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

(e)       SIA shall not be liable hereunder for any loss suffered by the Fund in connection with the matters to which this Agreement relate, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of SIA in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

2.	COMPENSATION FOR SERVICES.

In payment for the investment advisory and management services to be rendered by SIA hereunder, the Fund shall pay to SIA a fee at an annual rate of 1.00% of the Fund’s average daily net assets. This fee shall be paid to SIA on a monthly basis not later than the fifth business day of the month following the month in which said services were rendered. This fee shall be based on the average of the net asset values of all of the issued and outstanding shares of the Fund as determined as at the close of each business day of the month pursuant to the Articles of Incorporation, Bylaws, and currently effective Prospectus and Statement of Additional Information of the Fund.

3.	ALLOCATION OF EXPENSES.

Except for extraordinary expenses (as so designated by a majority of the directors of the Fund, including a majority of said directors who are not “interested persons” of the Fund or of SIA, as defined in the Investment Company Act of 1940, as amended), interest, brokerage commissions and other transaction charges relating to the Fund’s investing activities, SIA shall bear all of the Fund’s expenses.

4.	FREEDOM TO DEAL WITH THIRD PARTIES.

SIA shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

5.	EFFECTIVE DATE, DURATION, TERMINATION, AMENDMENT OF AGREEMENT.

(a)       The effective date of this Agreement shall be November 1, 1996.

(b)       Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of SIA or of the Fund cast in person at a meeting called for the purpose of voting on such approval.

(c)       This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, or by SIA, upon 60 days’ written notice to the other party.

(d)       This Agreement shall automatically terminate in the event of its “assignment” (as defined in the Investment Company Act of 1940, as amended).

(e)       No amendment to this Agreement shall be effective until approved by the vote of: (i) a majority of the directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of SIA or of the Fund cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the outstanding voting securities of the Fund.

(f)       Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of the Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of the Fund.

6.	NOTICES.

Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

7.	INTERPRETATION; GOVERNING LAW.

This Agreement shall be subject to and interpreted in accordance with all applicable provisions of law including, but not limited to, the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. To the extent that the provisions herein contained conflict with any such applicable provisions of law, the latter shall control. The laws of the State of Minnesota shall otherwise govern the construction, validity and effect of this Agreement.

IN WITNESS WHEREOF, the Fund and SIA have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

SIT LARGE CAP GROWTH FUND, INC.

By	/s/ Paul E. Rasmussen
	Its	VP and Treasurer

SIT INVESTMENT ASSOCIATES, INC.

By	/s/Eugene C. Sit
	Its	Chairman & CEO

INVESTMENT MANAGEMENT AGREEMENT

This Agreement, made as of this 1st day of November 1996, by and between Sit Mid Cap Growth Fund, Inc., a Minnesota corporation (the “Fund”), and Sit Investment Associates, Inc., a Minnesota corporation (“SIA”).

WITNESSETH:

1.	INVESTMENT MANAGEMENT SERVICES.

(a)       The Fund hereby engages SIA, and SIA hereby agrees to act, as investment adviser for, and to manage the investment of the assets of, the Fund.

(b)       The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement and current Prospectus and the Statement of Additional Information of the Fund and shall conform to the policies and purposes of the Fund as set forth in such documents and as interpreted from time to time by the Fund’s Board of Directors. Within the framework of the Fund’s investment policies, and except as otherwise permitted by this Agreement, SIA shall have the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. SIA shall report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of SIA to the Fund’s investment policies.

(c)       SIA shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties hereunder. SIA shall arrange, if requested by the Fund, for officers or employees of SIA to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

(d)       SIA hereby acknowledges that all records pertaining to the Fund’s investments are the property of the Fund, and in the event that a transfer of investment management services to someone other than SIA should ever occur, SIA will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

(e)       SIA shall not be liable hereunder for any loss suffered by the Fund in connection with the matters to which this Agreement relate, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of SIA in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

2.	COMPENSATION FOR SERVICES.

In payment for the investment advisory and management services to be rendered by SIA hereunder, the Fund shall pay to SIA a fee at an annual rate of 1.25% of the Fund’s average daily net assets. This fee shall be paid to SIA on a monthly basis not later than the fifth business day of the month following the month in which said services were rendered. This fee shall be based on the average of the net asset values of all of the issued and outstanding shares of the Fund as determined as at the close of each business day of the month pursuant to the Articles of Incorporation, Bylaws, and currently effective Prospectus and Statement of Additional Information of the Fund.

3.	ALLOCATION OF EXPENSES.

Except for extraordinary expenses (as so designated by a majority of the directors of the Fund, including a majority of said directors who are not “interested persons” of the Fund or of SIA, as defined in the Investment Company Act of 1940, as amended), interest, brokerage commissions and other transaction charges relating to the Fund’s investing activities, SIA shall bear all of the Fund’s expenses.

4.	FREEDOM TO DEAL WITH THIRD PARTIES.

SIA shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

5.	EFFECTIVE DATE, DURATION, TERMINATION, AMENDMENT OF AGREEMENT.

(a)       The effective date of this Agreement shall be November 1, 1996.

(b)       Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of SIA or of the Fund cast in person at a meeting called for the purpose of voting on such approval.

(c)       This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, or by SIA, upon 60 days’ written notice to the other party.

(d)       This Agreement shall automatically terminate in the event of its “assignment” (as defined in the Investment Company Act of 1940, as amended).

(e)       No amendment to this Agreement shall be effective until approved by the vote of: (i) a majority of the directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of SIA or of the Fund cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the outstanding voting securities of the Fund.

(f)       Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of the Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of the Fund.

6.	NOTICES.

Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

7.	INTERPRETATION; GOVERNING LAW.

This Agreement shall be subject to and interpreted in accordance with all applicable provisions of law including, but not limited to, the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. To the extent that the provisions herein contained conflict with any such applicable provisions of law, the latter shall control. The laws of the State of Minnesota shall otherwise govern the construction, validity and effect of this Agreement.

IN WITNESS WHEREOF, the Fund and SIA have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

SIT MID CAP GROWTH FUND, INC.

By	/s/Paul E. Rasmussen
	Its	VP & Treasurer

SIT INVESTMENT ASSOCIATES, INC.

By	/s/Eugene C. Sit
	Its	Chairman & CEO

[Company name changed to Sit Mutual Funds, Inc.]

INVESTMENT MANAGEMENT AGREEMENT

This Agreement, made as of this 1st day of November 1992, by and between Sit “New Beginning” Mutual Funds, Inc., a Minnesota corporation (the “Company”), on behalf of each portfolio represented by a series of shares of common stock of the Company that adopts this Agreement (the “Funds”) (the Funds, together with the date each Fund adopts this Agreement, are set forth in Exhibit A hereto, which shall be updated from time to time to reflect additions, deletions or other changes thereto), and Sit Investment Associates, Inc., a Minnesota corporation (“SIA”).

WITNESSETH:

1. INVESTMENT MANAGEMENT SERVICES.

(a) The Company hereby engages SIA on behalf of the Funds, and SIA hereby agrees to act, as investment adviser for, and to manage the investment of the assets of, the Funds.

(b) The investment of the assets of each Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement and current Prospectus and the Statement of Additional Information of the Company and each Fund and shall conform to the policies and purposes of each Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Company. Within the framework of the investment policies of each Fund, and except as otherwise permitted by this Agreement, SIA shall have the sole and exclusive responsibility for the management of each Fund’s investment portfolio and for making and executing all investment decisions for each Fund. SIA shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of SIA to the investment policies of the Funds.

(c) SIA shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties hereunder. SIA shall arrange, if requested by the Company, for officers or employees of SIA to serve without compensation from any Fund as directors, officers, or employees of the Company if duly elected to such positions by the shareholders of the applicable Funds or directors of the Company.

(d) SIA hereby acknowledges that all records pertaining to each Fund’s investments are the property of the Company, and in the event that a transfer of investment management services to someone other than SIA should ever occur, SIA will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company

(e) SIA shall not be liable hereunder for any loss suffered by any Fund in connection with the matters to which this Agreement relate, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of SIA in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(f) SIA may, at its option and at its expense, appoint a subadviser, which shall assume all or such responsibilities and obligations of SIA pursuant to this Agreement as shall be delegated to the subadviser; provided, however, that any discretionary investment decisions made by the subadviser on behalf of any Fund shall be subject to approval or ratification by SIA, and provided further that any appointment of a subadviser and assumption of responsibilities and obligations of SIA by such subadviser shall be subject to approval by the Board of Directors of the Company and, to the extent necessary, shareholders of the applicable Fund or Funds; and provided, further, that the appointment of any subadviser shall in no way limit or diminish SIA’s obligations and responsibilities hereunder.

2. COMPENSATION FOR SERVICES.

In payment for the investment advisory and management services to be rendered by SIA hereunder, each Fund shall pay to SIA a fee, which fee shall be paid to SIA on a monthly basis not later than the fifth business day of the month following the month in which said services were rendered. The fee payable by each Fund shall be as set forth in Exhibit A hereto. The fee payable by each Fund shall be based on the average of the net asset values of all of the issued and outstanding shares of the Fund as determined as at the close of each business day of the month pursuant to the Articles of Incorporation, Bylaws, and currently effective Prospectus and Statement of Additional Information of the Company and the Fund.

3. ALLOCATION OF EXPENSES.

The provisions governing the allocation of expenses between each Fund and SIA shall be set forth in Exhibit A hereto..

4. FREEDOM TO DEAL WITH THIRD PARTIES.

SIA shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

5. EFFECTIVE DATE, DURATION, TERMINATION, AMENDMENT OF AGREEMENT.

(a) The effective date of this Agreement with respect to each Fund shall be the date set forth on Exhibit A hereto, which date shall not precede the date that this Agreement is approved by a vote of the holders of at least a majority of the outstanding voting securities of such Fund.

(b) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect with respect to each Fund for a period more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of SIA or of the Company cast in person at a meeting called for the purpose of voting on such approval.

(c) This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of such Fund, or by SIA, upon 60 days’ written notice to the other party.

(d) This Agreement shall automatically terminate in the event of its “assignment” (as defined in the Investment Company Act of 1940, as amended).

(e) No amendment to this Agreement shall be effective until approved by the vote of: (i) a majority of the directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of SIA or of the Company cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the outstanding voting securities of the applicable Fund.

(f) Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of a Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of such Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of such Fund.

6. NOTICES.

Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

7. INTERPRETATION; GOVERNING LAW.

This Agreement shall be subject to and interpreted in accordance with all applicable provisions of law including, but not limited to, the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. To the extent that the provisions herein contained conflict with any such applicable provisions of law, the latter shall control. The laws of the State of Minnesota shall otherwise govern the construction, validity and effect of this Agreement.

IN WITNESS WHEREOF, the Fund and SIA have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

SIT MUTUAL FUNDS, INC.

By	/s/ Jean S. Taylor
Its	Vice President and Treasurer

SIT INVESTMENT ASSOCIATES, INC.

By	/S/ Eugene C. Sit

Its	President

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as % of average daily net assets)
Sit “New Beginning” International Growth Fund (Series A)	November 1, 1992	1.85% of average daily net assets (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of Sit “New Beginning” International Growth Fund (Series A of the Company), SIA shall bear all of such Fund’s expenses.

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as % of average daily net assets)
SIT International Growth Fund (Series A)	November 1, 1992	1.85% of average daily net assets (1)

SIT Balanced Fund (Series B)	October 20, 1993	1.00% of average daily net assets (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of October 20, 1993.

SIT MUTUAL FUNDS, INC. (formerly Sit “New Beginning” Mutual Funds, Inc.)

By
Its

SIT INVESTMENT ASSOCIATES, INC.

By
Its

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as % of average daily net assets)
SIT International Growth Fund (Series A)	November 1, 1992	1.85% of average daily net assets (1)

SIT Balanced Fund (Series B)	December 31, 1993	1.00% of average daily net assets (1)

SIT Developing Markets Fund (Series C)	March 31, 1994	2.00% of average daily net assets (1)

SIT Small Cap Growth Fund (Series D)	March 31, 1994	1.50% of average daily net assets (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of March 31, 1994

SIT MUTUAL FUNDS, INC.

SIT INVESTMENT ASSOCIATES, INC.

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as % of average daily net assets)
Sit International Growth Fund (Series A)	November 1, 1992	1.85% of average daily net assets (1)

Sit Balanced Fund (Series B)	December 31, 1993	1.00% of average daily net assets (1)

Sit Developing Markets Fund (Series C)	March 31, 1994	2.00% of average daily net assets (1)

Sit Small Cap Growth Fund (Series D)	March 31, 1994	1.50% of average daily net assets (1)

Sit Science and Technology Growth Fund (Series E)	November 28, 1997	1.50% of average daily net assets (1)

Sit Regional Growth Fund (Series F)	November 28, 1997	1.25% of average daily net assets (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of November 1, 1997

SIT MUTUAL FUNDS, INC.

SIT INVESTMENT ASSOCIATES, INC.

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as % of average daily net assets)
Sit International Growth Fund (Series A)	November 1, 1992	1.85% (1)

Sit Balanced Fund (Series B)	December 31, 1993	1.00% (1)

Sit Developing Markets Fund (Series C)	March 31, 1994	2.00% (1)

Sit Small Cap Growth Fund (Series D)	March 31, 1994	1.50% (1)

Sit Science and Technology Fund (Series E)	December 31, 1997	1.50% (1)

Sit Dividend Growth Fund	December 31, 2003	1.00% (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA,, as defined in the Investment Company Act of 1940, as amended), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of December 31, 2003.

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as a % of average daily net assets)
Sit International Growth Fund (Series A)	November 1, 1992	1.85% (1)

Sit Balanced Fund (Series B)	December 31, 1993	1.00% (1)

Sit Developing Markets Fund (Series C)	March 31, 1994	2.00% (1)

Sit Small Cap Growth Fund (Series D)	March 31, 1994	1.50% (1)

Sit Science and Technology Fund (Series E)	December 31, 1997	1.50% (1)

Sit Dividend Growth Fund (Series G)	December 31, 2003	1.00% (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), fees paid under a distribution plan adopted pursuant to Rule 12b-l under the Investment Company Act of 1940 for class S of Sit Dividend Growth Fund (series G of Sit Mutual Funds Inc.), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of March 30, 2006.

SIT MUTUAL FUNDS, INC.

By
Its	Vice President

SIT INVESTMENT ASSOCIATES, INC.

By
Its	Chairman

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as a % of average daily net assets)
Sit International Growth Fund (Series A)	November 1, 1992	1.85% (1)

Sit Balanced Fund (Series B)	December 31, 1993	1.00% (1)

Sit Developing Markets Growth Fund (Series C)	March 31, 1994	2.00% (1)

Sit Small Cap Growth Fund (Series D)	March 31, 1994	1.50% (1)

Sit Dividend Growth Fund (Series G)	December 31, 2003	1.00% (1)

Sit Global Dividend Growth Fund (Series H)	Expected – October 1, 2008	1.25% (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for class S of Sit Dividend Growth Fund (series G of Sit Mutual Funds, Inc.) and class S of Sit Global Dividend Growth Fund (series H of Sit Mutual Funds, Inc.), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of September 11, 2008.

SIT MUTUAL FUNDS, INC.

By	/s/ Paul E. Rasmussen

Its	Vice President

SIT INVESTMENT ASSOCIATES, INC.

By	/s/ Roger J. Sit

Its	President

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

This amendment (the “Amendment”) is effective as of the 1st day of November, 2010, by and between Sit Mutual Funds, Inc., a Minnesota corporation (the “Company”), and Sit Investment Associates, Inc., a Minnesota corporation (“SIA”).

Background

The Company and SIA entered into an Investment Management Agreement dated as of November 1, 1992 (“the Agreement”), relating to SIA’s provision of certain investment management services to each portfolio represented by a series of shares of common stock of the Company that adopts the Agreement as set forth in Exhibit A thereto. The Company and SIA desire to amend the Agreement as set forth herein.

This Background section is incorporated by reference into and made a part of this Amendment.

Terms

The Company and SIA hereby agree that:

A.	All references to “Sit “New Beginning” Mutual Funds, Inc.” in the Agreement are hereby replaced with “Sit Mutual Funds, Inc.”

B.	Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be executed by their duly authorized representatives designated below.

SIT MUTUAL FUNDS, INC.

By:
Roger J. Sit President

SIT INVESTMENT ASSOCIATES, INC.

By:
Paul E. Rasmussen
Vice President

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as a % of average daily net assets)
Sit International Growth Fund (Series A)	November 1, 1992	1.50% (1)

Sit Balanced Fund (Series B)	December 31, 1993	1.00% (1)

Sit Developing Markets Growth Fund (Series C)	March 31, 1994	2.00% (1)

Sit Small Cap Growth Fund (Series D)	March 31, 1994	1.50% (1)

Sit Dividend Growth Fund (Series G)	December 31, 2003	1.00% (1)

Sit Global Dividend Growth Fund (Series H)	September 30, 2008	1.25% (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), fees paid under a distribution plan adopted pursuant to Rule 12b-l under the Investment Company Act of 1940 for class S of Sit Dividend Growth Fund (series G of Sit Mutual Funds, Inc.) and class S of Sit Global Dividend Growth Fund (series H of Sit Mutual Funds, Inc.), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of November 1, 2010.

SIT MUTUAL FUNDS, INC.

By
Its	Vice President

SIT INVESTMENT ASSOCIATES, INC.

By
Its	President

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as a % of average daily net assets)
Sit International Growth Fund (Series A)	November 1, 1992	1.50% (1)

Sit Balanced Fund (Series B)	December 31, 1993	1.00% (1)

Sit Developing Markets Growth Fund (Series C)	March 31, 1994	2.00% (1)

Sit Small Cap Growth Fund (Series D)	March 31, 1994	1.50% (1)

Sit Dividend Growth Fund (Series G)	December 31, 2003	1.00% (1)

Sit Global Dividend Growth Fund (Series H)	October 1, 2008	1.25% (1)

Sit Small Cap Dividend Growth Fund (Series I)	March 31, 2015	1.25% (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for class S of Sit Dividend Growth Fund (series G of Sit Mutual Funds, Inc.) and class S of Sit Global Dividend Growth Fund (series H of Sit Mutual Funds, Inc.), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of March 20, 2015.

SIT MUTUAL FUNDS, INC.

By	/s/ Paul E. Rasmussen

Its	Vice President

SIT INVESTMENT ASSOCIATES, INC.

By	/s/ Roger J. Sit

Its	President

EXHIBIT A

to

INVESTMENT MANAGEMENT AGREEMENT

FUND	EFFECTIVE DATE	ANNUAL MANAGEMENT FEE (as a % of average daily net assets)
Sit International Growth Fund (Series A)	November 1, 1992	1.50% (1)

Sit Balanced Fund (Series B)	December 31, 1993	1.00% (1)

Sit Developing Markets Growth Fund (Series C)	March 31, 1994	2.00% (1)

Sit Small Cap Growth Fund (Series D)	March 31, 1994	1.50% (1)

Sit Dividend Growth Fund (Series G)	December 31, 2003	1.00% (1)

Sit Global Dividend Growth Fund (Series H)	October 1, 2008	1.25% (1)

Sit Small Cap Dividend Growth Fund (Series I)	March 31, 2015	1.25% (1)

Sit ESG Growth Fund (Series J)	June 30, 2016	1.25% (1)

(1)

Except for extraordinary expenses (as so designated by a majority of the directors of the Company, including a majority of said directors who are not “interested persons” of the Company or of SIA, as defined in the Investment Company Act of 1940, as amended), fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for class S of Sit Dividend Growth Fund (series G of Sit Mutual Funds, Inc.), class S of Sit Global Dividend Growth Fund (series H of Sit Mutual Funds, Inc.), class S of Sit Small Cap Dividend Growth Fund (series I of Sit Mutual Funds, Inc.), and class S of Sit ESG Growth Fund (series J of Sit Mutual Funds, Inc.), interest, brokerage commissions and other transaction charges relating to investing activities incurred by the Company on behalf of each aforementioned Fund, SIA shall bear all of each Fund’s expenses.

IN WITNESS WHEREOF, the Company and SIA have caused this Exhibit A to the Investment Management Agreement dated as of November 1, 1992 between the Company and SIA to be executed as of May 18, 2016.

SIT MUTUAL FUNDS, INC.

By	/s/ Paul E. Rasmussen

Its	Vice President

SIT INVESTMENT ASSOCIATES, INC.

By	/s/ Roger J. Sit

Its	President